
                                                                                                                     Exhibit 99.5

Debtor:                                                                                                         Case No. 98-02107
  Sun Television and Appliances, Inc.                                                                                and 98-02109
  Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                            MOR-1
                                                                                                        Accrual Basis - Unaudited


                                           UNITED STATES BANKRUPTCY COURT
                                                DISTRICT OF DELAWARE

                                              MONTHLY OPERATING REPORT
                                        For the month ending October 30, 1999

================================================================================================================================

                                                             Document         Previously       Explanation
           Required attachments                              Attached         Submitted          Attached
           1.  Tax Receipts                                     ( )              ( )             ( N/A )

           2.  Bank Statements                                 ( X )             ( )               ( )

           3.  Most recently filed                              ( )             ( X )              ( )
                Income Tax Return

           4.  Most recent Annual Financial                     ( )             ( X )              ( )
                Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
/s/James T. Moran                                                                                    President
--------------------------------------------------------------------                          -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                TITLE

JAMES T. MORAN                                                                                        12/15/99
--------------------------------------------------------------------                          -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                       DATE


PREPARER:

/s/Donna M. Zianni                                                                               Assistant Controller
--------------------------------------------------------------------                          -------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                         TITLE

DONNA M. ZIANNI                                                                                       12/15/99
--------------------------------------------------------------------                          -------------------------
PRINTED NAME OF PREPARER                                                                                DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.



Debtor:                                                                                                         Case No. 98-02107
  Sun Television and Appliances, Inc.                                                                                and 98-02109
  Sun TV and Appliances, Inc.                                                                                Jointly Administered

                                                                                                                            MOR-1
                                                                                                        Accrual Basis - Unaudited


                                           UNITED STATES BANKRUPTCY COURT
                                                DISTRICT OF DELAWARE

                                              MONTHLY OPERATING REPORT
                                        For the month ending October 30, 1999

================================================================================================================================

                                                             Document         Previously       Explanation
           Required attachments                              Attached         Submitted          Attached
           1.  Tax Receipts                                     ( )              ( )             ( N/A )

           2.  Bank Statements                                 ( X )             ( )               ( )

           3.  Most recently filed                              ( )             ( X )              ( )
                Income Tax Return

           4.  Most recent Annual Financial                     ( )             ( X )              ( )
                Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
                                                                                                     President
--------------------------------------------------------------------                          -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                TITLE

JAMES T. MORAN
--------------------------------------------------------------------                          -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                       DATE


PREPARER:

                                                                                                 Assistant Controller
--------------------------------------------------------------------                          -------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                         TITLE

DONNA M. ZIANNI
--------------------------------------------------------------------                          -------------------------
PRINTED NAME OF PREPARER                                                                                DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-2
                                                                                                       Accrual Basis - Unaudited


                                                         MONTHLY OPERATING REPORT
                                                  For the month ending October 30, 1999


                                                        COMPARATIVE BALANCE SHEET
                                                               (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
ASSETS                                                           Aug-99               Sep-99               Oct-99
                                                          ----------------------------------------------------------------
                                                               28-Aug-99            02-Oct-99             30-Oct-99
--------------------------------------------------------------------------------------------------------------------------
1. CASH                                                             15,917,125           15,704,174            15,412,182
--------------------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                               1,608,840            1,543,475             1,609,553
--------------------------------------------------------------------------------------------------------------------------
3. INVENTORY                                                                 0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                                          0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                                    836,576              835,606               849,321
--------------------------------------------------------------------------------------------------------------------------
6. OTHER (CREDIT CARD RESERVES)                                      2,461,426            2,461,426             2,461,426
--------------------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                             20,823,967           20,544,681            20,332,482
--------------------------------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT, net                                          0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                                 27,376               26,721                26,696
--------------------------------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                                       27,376               26,721                26,696
--------------------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                           0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                                0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                                             0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                                    20,851,343           20,571,402            20,359,178
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                                        959,442              954,144               863,472
--------------------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                                            0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                            0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                                  643,757              566,170               714,353
--------------------------------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                             0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                             0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)                         0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
     LIABILITIES                                                     1,603,199            1,520,314             1,577,825
--------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
23. SECURED DEBT                                                             0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                            0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                                  57,317,640           57,307,078            57,260,340
--------------------------------------------------------------------------------------------------------------------------
26. OTHER                                                                    0                    0                     0
--------------------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                                   57,317,640           57,307,078            57,260,340
--------------------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES                                               58,920,839           58,827,392            58,838,165
--------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                                      (1,334,175)          (1,334,175)           (1,334,175)
--------------------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                              (36,735,321)         (36,921,815)          (37,144,812)
--------------------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)                                         (38,069,496)         (38,255,990)          (38,478,987)
--------------------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
     OWNERS' EQUITY                                                 20,851,343           20,571,402            20,359,178
--------------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING OCTOBER 30, 1999:
 ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
 ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer
          Refunds.


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-3
                                                                                                       Accrual Basis - Unaudited


                                                     MONTHLY OPERATING REPORT
                                               For the month ending October 30, 1999


                                                         INCOME STATEMENT
                                                            (Unaudited)

-------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                Aug-99               Sep-99              Oct-99
                                                                 --------------------------------------------------------------
                                                                      28-Aug-99            02-Oct-99            30-Oct-99
-------------------------------------------------------------------------------------------------------------------------------
1. GROSS REVENUES                                                              12,964                1,799               3,959
-------------------------------------------------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                                               0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
3. GROSS PROFIT                                                                12,964                1,799               3,959
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
4. Payroll                                                                     38,348               62,771              30,290
-------------------------------------------------------------------------------------------------------------------------------
5. Payroll Taxes                                                                2,171                3,467               2,317
-------------------------------------------------------------------------------------------------------------------------------
6. Employee Benefits                                                             (108)                 321                (332)
-------------------------------------------------------------------------------------------------------------------------------
7. Depreciation and Amortization                                                    0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
8. Occupancy Costs                                                                223                4,935               4,320
-------------------------------------------------------------------------------------------------------------------------------
9. Advertising                                                                (20,054)                   0                   0
-------------------------------------------------------------------------------------------------------------------------------
10. Store Delivery                                                                  0               (7,678)                  0
-------------------------------------------------------------------------------------------------------------------------------
11. Home Delivery                                                                   0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
12. Financing Costs                                                                 0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
13. Equipment Rental                                                           21,673               18,715              21,673
-------------------------------------------------------------------------------------------------------------------------------
14. Outsource Services                                                          1,692                2,115               1,692
-------------------------------------------------------------------------------------------------------------------------------
15. Taxes                                                                           0               52,000                 112
-------------------------------------------------------------------------------------------------------------------------------
16. Insurance                                                                  21,029                5,000               5,457
-------------------------------------------------------------------------------------------------------------------------------
17. Legal and Professional                                                     16,759                8,541               2,642
-------------------------------------------------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                                                 0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                                                0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
20. Finance and other receivables write-off                                         0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
21. Other (Attach List)                                                         4,021                3,767               2,084
-------------------------------------------------------------------------------------------------------------------------------
22. TOTAL OPERATING EXPENSES                                                   85,754              153,954              70,255
-------------------------------------------------------------------------------------------------------------------------------
23. OPERATING INCOME                                                          (72,790)            (152,155)            (66,296)
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
24. OTHER INCOME - Interest                                                         0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
25. OTHER EXPENSES (ATTACH LIST)                                                    0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
26. INTEREST EXPENSE                                                                0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
27. OTHER - Loss (gain) on sale of assets                                           0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
28. NET OTHER INCOME & EXPENSES                                                     0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
29. LOSS BEFORE REORGANIZATION EXPENSES, TAXES AND EXTRAORDINARY ITEM         (72,790)            (152,155)            (66,296)
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
30. PROFESSIONAL FEES                                                         118,947               98,259             213,869
-------------------------------------------------------------------------------------------------------------------------------
31. U.S. TRUSTEE FEES                                                               0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
32. INTEREST INCOME                                                           (65,365)             (63,920)            (66,078)
-------------------------------------------------------------------------------------------------------------------------------
33. OTHER (ATTACH LIST)                                                             0                    0               8,910
-------------------------------------------------------------------------------------------------------------------------------
34. TOTAL REORGANIZATION EXPENSES                                              53,582               34,339             156,701
-------------------------------------------------------------------------------------------------------------------------------
35. INCOME TAX                                                                      0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
36. LOSS BEFORE EXTRAORDINARY ITEM                                           (126,372)            (186,494)           (222,997)
-------------------------------------------------------------------------------------------------------------------------------
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT                               0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED SERVICE POLICY REVENUE             0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY UNDER CAPITAL LEASE
    AND REJECTION OF RELATED LEASE OBLIGATIONS                                      0                    0                   0
-------------------------------------------------------------------------------------------------------------------------------
40. NET LOSS                                                                 (126,372)            (186,494)           (222,997)
-------------------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING OCTOBER 30, 1999:
 ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.
 ITEM 33: Represents postage costs for mailings to creditors


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-4
                                                                                                       Accrual Basis - Unaudited


                                                       MONTHLY OPERATING REPORT
                                                For the month ending October 30, 1999


-----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                           Aug-99               Sep-99              Oct-99
                                                                      -------------------------------------------------------------
DISBURSEMENTS                                                              28-Aug-99           02-Oct-99            30-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------
 1   CASH-BEGINNING OF MONTH                                                17,547,144.16        16,240,925.59       15,936,759.32
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
 2.  CASH SALES                                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
3a.  Liquidator reimbursement for expenses paid by Sun                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 4.  LOANS & ADVANCES (ATTACH LIST)                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 5.  SALE OF ASSETS                                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
 6.  OTHER                                                                      25,441.69            66,333.50           20,712.63
-----------------------------------------------------------------------------------------------------------------------------------
 7.  TOTAL RECEIPTS                                                             25,441.69            66,333.50           20,712.63
-----------------------------------------------------------------------------------------------------------------------------------
 8.  TOTAL CASH AVAILABLE                                                   17,572,585.85        16,307,259.09       15,957,471.95
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CURRENT MONTH DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           28-Aug-99           02-Oct-99            30-Oct-99
-----------------------------------------------------------------------------------------------------------------------------------
                PURPOSE                                                             AMOUNT               AMOUNT              AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
 9.  BANK FEES AND DEBT PAYDOWN                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
10.  ADVERTISING                                                                     0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
11.  MERCHANDISE/PARTS                                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
12.  PAYROLL                                                                    40,763.34            53,497.15           29,180.66
-----------------------------------------------------------------------------------------------------------------------------------
13.  STORE / OFFICE RENT                                                             0.00             8,059.52            4,029.76
-----------------------------------------------------------------------------------------------------------------------------------
14.  EQUIPMENT RENT                                                              2,958.12            32,870.79           40,388.86
-----------------------------------------------------------------------------------------------------------------------------------
15.  CONSTRUCTION                                                                    0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
16.  EMPLOYEE EXPENSES/UNIFORMS                                                  2,883.16             1,196.65            1,143.25
-----------------------------------------------------------------------------------------------------------------------------------
17.  FREIGHT/POSTAGE                                                                 0.00                 0.00            8,910.00
-----------------------------------------------------------------------------------------------------------------------------------
18.  GASOLINE                                                                        0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
19.  HOTEL/AIR FARE                                                                  0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
20.  INSURANCE                                                                  60,573.64               865.55              457.00
-----------------------------------------------------------------------------------------------------------------------------------
21.  WORKERS COMPENSATION                                                       12,638.35            10,562.14           46,737.29
-----------------------------------------------------------------------------------------------------------------------------------
22.  401 K                                                                           0.00                 0.00            1,594.10
-----------------------------------------------------------------------------------------------------------------------------------
23.  MISCELLANEOUS                                                                   0.00             2,367.15               14.00
-----------------------------------------------------------------------------------------------------------------------------------
24.  GARNISHMENTS                                                                    0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
25.  SUPPLIES/MAINTENANCE                                                            0.00               332.84                0.00
-----------------------------------------------------------------------------------------------------------------------------------
26.  CUSTOMER REFUNDS                                                                0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
27.  SECURITY                                                                        0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
28.  TAXES                                                                           0.00            52,000.00              112.00
-----------------------------------------------------------------------------------------------------------------------------------
29.  TEMPORARY HELP SERVICES                                                     1,692.00             2,115.00            1,692.00
-----------------------------------------------------------------------------------------------------------------------------------
30.  UTILITIES                                                                     199.95               227.64              214.00
-----------------------------------------------------------------------------------------------------------------------------------
31.  WASTE REMOVAL                                                                   0.00               905.00              150.00
-----------------------------------------------------------------------------------------------------------------------------------
32.  CONSULTING                                                                 16,136.00             4,160.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
33.  THIRD PARTY SERVICERS                                                           0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
34.  PETTY CASH                                                                      0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
35.  REBATES                                                                         0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
36.  WARRANTY SERVICER                                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
37.  Reimbursement to BankBoston for overpayment                                     0.00                 0.00           82,708.21
-----------------------------------------------------------------------------------------------------------------------------------
38.  U.S. TRUSTEE FEES                                                               0.00                 0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
39.  PROFESSIONAL FEES                                                         324,839.13           165,845.97           75,685.58
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
40.  TOTAL DISBURSEMENTS                                                       462,683.69           335,005.40          293,016.71
-----------------------------------------------------------------------------------------------------------------------------------
41.  END OF MONTH BALANCE                                                   16,240,925.59        15,936,759.32       15,605,622.73
-----------------------------------------------------------------------------------------------------------------------------------

ITEMS 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.

ITEM 6:       Consists of various miscellaneous corporate deposits and interest

ITEMS 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period October 3, 1999 through October 30, 1999.


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-5
                                                                                                       Accrual Basis - Unaudited



                                                            MONTHLY OPERATING REPORT
                                                      For the month ending October 30, 1999


------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------------------------------------------------
                                         0 - 30 days old                                                                       0.00
                                         -------------------------------------------------------------------------------------------
                                         31 - 60 days old                                                                      0.00
                                         -------------------------------------------------------------------------------------------
                                         61 - 90 days old                                                                      0.00
                                         -------------------------------------------------------------------------------------------
                                         91+ days old                                                                  2,164,661.33
                                         -------------------------------------------------------------------------------------------
                                         TOTAL ACCOUNTS RECEIVABLE                                                     2,164,661.33
                                         -------------------------------------------------------------------------------------------
                                         AMOUNTS CONSIDERED UNCOLLECTIBLE                                               (920,682.19)
                                         -------------------------------------------------------------------------------------------
                                         ACCOUNTS RECEIVABLE (NET)                                                     1,243,979.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
------------------------------------------------------------------------------
                                                   0-30                 31-60              61-90        91+
                                                   DAYS                  DAYS               DAYS        DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)                             577,825.00              0.00               0.00     1,000,000.00      1,577,825.00
------------------------------------------------------------------------------------------------------------------------------------

       Note A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES

===================================================================================================================================
                                                   BEGINNING         WITHHELD                               ENDING
                                                     TAX              AND/OR             AMOUNT              TAX         DELINQUENT
                                                   LIABILITY          ACCRUED             PAID             LIABILITY       TAXES
===================================================================================================================================
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**                                          0.00          3,505.66           3,505.66             0.00
------------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                                        0.00          2,022.81           2,022.81             0.00
------------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**                                        0.00          2,022.80           2,022.80             0.00
------------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                           0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME                                                 0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                    0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                                    0.00          7,551.27           7,551.27             0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING                                            0.00          1,411.12           1,411.12             0.00
------------------------------------------------------------------------------------------------------------------------------------
SALES AND USE                                          0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
EXCISE                                                 0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
MERCANTILE                                             0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                           0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                          0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY                                      0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL                              0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                                    0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                    0.00              0.00               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                                  0.00          1,411.12           1,411.12             0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                            0.00          8,962.39           8,962.39             0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero. ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-6
                                                                                                       Accrual Basis - Unaudited


                                                          MONTHLY OPERATING REPORT
                                                     For the month ending October 30, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH
BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS
ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES
OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS
SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER.
ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------
BANK RECONCILIATION
                                                               ACCOUNT #1      ACCOUNT #2      ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------
A.  BANK:                                                    See note below
                                                         --------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                                     TOTAL
                                                         --------------------------------------------------------
C.  PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
--------------------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
--------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
--------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
--------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------------

Note: Bank Reconciliations for October 1999 and a summary of the activity in each account are included with this MOR.
         See MOR-6 supporting schedules.

-----------------------------------------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                TYPE OF         PURCHASE               CURRENT
BANK ACCOUNT NAME & NUMBER                           PURCHASE              INSTRUMENT         PRICE                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078                   12/31/98        Govt Money Market          1,242,898.49         1,242,898.49
----------------------------------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035                   12/31/98        Govt Money Market         14,285,194.49        14,285,194.49
----------------------------------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                          15,528,092.98        15,528,092.98
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                                                 77,529.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                                             15,605,622.73
----------------------------------------------------------------------------------------------------------------------------------


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-7
                                                                                                       Accrual Basis - Unaudited


                                                                  MONTHLY OPERATING REPORT
                                                            For the month ending October 30, 1999


--------------------------------------------------------------------------------------------------------------------------------
                                                           PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS                                                        CUMULATIVE
----------------------------------------------------------------------------------------------------------
                                                                               TYPE OF       AMOUNT              UNPAID
                   NAME                                        POSITION        PAYMENT        PAID               BALANCE
--------------------------------------------------------------------------------------------------------------------------------
1. JAMES MORAN                                         President                expenses      $1,143.25
--------------------------------------------------------------------------------------------------------------------------------
2. TOTAL PAYMENTS TO INSIDERS                                                                 $1,143.25               $0.00
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------------
                                              TYPE            DATE OF COURT
                                               OF           ORDER AUTHORIZING      AMOUNT         AMOUNT         TOTAL PAID
                   NAME                   PROFESSIONAL           PAYMENT          APPROVED         PAID            TO DATE
---------------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                         Attorney             09/16/98                  0.00           0.00         402,044.85
---------------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services          Accountant            09/16/98              5,681.60       5,681.60         958,044.67
---------------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                   Accountant            09/16/98                  0.00           0.00         101,451.40
---------------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &         Attorney             09/16/98              3,707.16       3,707.16         501,846.40
---------------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur          Attorney             09/16/98              1,759.97       1,759.97         121,474.67
---------------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &               Attorney             09/16/98                  0.00           0.00         208,946.91
---------------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.      Claims Consultant         09/16/98             14,682.75      14,682.75         593,890.91
---------------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                       Accountant            09/16/98              3,046.40       3,046.40         428,629.20
---------------------------------------------------------------------------------------------------------------------------------
9. D.G. Hart Associates, Inc.              Consultant            11/10/98                  0.00           0.00         120,763.67
---------------------------------------------------------------------------------------------------------------------------------
10. Pepper Hamilton LLP                     Attorney             11/05/98                  0.00           0.00          22,278.45
---------------------------------------------------------------------------------------------------------------------------------
11. Milbank, Tweed, Hadley & McCloy         Attorney             11/23/98             46,807.70      46,807.70       1,222,074.65
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                                   75,685.58      75,685.58       4,681,445.78
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULED                 AMOUNTS
                                                                  MONTHLY                   PAID                      TOTAL
                                                                  PAYMENTS                 DURING                     UNPAID
NAME OF CREDITOR                                                    DUE                     MONTH                  POSTPETITION
--------------------------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan          Interest due the first day of       0.00                     None
--------------------------------------------------------------------------------------------------------------------------------
2.                                                        each month
--------------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                                                  0.00
--------------------------------------------------------------------------------------------------------------------------------


Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-7
                                                                                                       Accrual Basis - Unaudited


                                                           MONTHLY OPERATING REPORT
                                                    For the month ending October 30, 1999


-----------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                          YES           NO

-----------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                           X
-----------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                    X
-----------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                     X
-----------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                       X
-----------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                X
-----------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                  X
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #2 - In accordance with a first day motion approved by the Bankruptcy
Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                              YES           NO
-----------------------------------------------------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                            X
-----------------------------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                              X
-----------------------------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                                                      X
-----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                              INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------
                  TYPE OF                                                                                PAYMENT AMOUNT
                  POLICY                          CARRIER                    PERIOD COVERED                & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty      Cincinnati Insurance Co             10/1/99 through 9/30/00      - $457 paid 10/15/99
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability      Genesis Insurance Co.               7/21/99 through 7/21/00      - $60,000 paid in full
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      8/13/99
------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                Various State Funds               11/19/98 through final store  - $113,740 paid 11/13/98
------------------------------------------------------------------------------------------------------------------------------
                                                                   closing date in various states (A)
------------------------------------------------------------------------------------------------------------------------------

                  Note A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. Final audits have been completed for Pennsylvania, Indiana, Virginia, New York and Kentucky, and the accounts have been closed.



Debtor:                                                                                                        Case No. 98-02107
   Sun Television and Appliances, Inc.                                                                              and 98-02109
   Sun TV and Appliances, Inc.                                                                              Jointly Administered

                                                                                                                           MOR-7
                                                                                                       Accrual Basis - Unaudited



                                                             MONTHLY OPERATING REPORT
                                                       For the month ending October 30, 1999


-----------------------------------------------------------------------------------------------------------------------------------
                                                      PERSONNEL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               FULL TIME            PART TIME               TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                               11                   0                    11
-----------------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                                     0                   0                     0
-----------------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period                    0                   0                     0
-----------------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                          11                   0                    11
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                    CHANGE OF ADDRESS

-----------------------------------------------------------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________

NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     OCTOBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                       SUMMARY OF BANK STATEMENT ACTIVITY



DEBTOR:                                                MOR-4 SUPPORTING SCHEDULE                                 CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                                                                                 AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                                 JOINTLY ADMINISTERED




 BANK                                                         BANKBOSTON                    NATIONAL CITY      NATIONAL CITY

 ACCOUNT NAME                                                 BRF, INC. FOR
                                                              PROCEEDS FROM                                    WORKERS
                                                              SUN TV & APPLIANCES           CONCENTRATION      COMPENSATION

 ACCOUNT NUMBER                                               804-81979                     394035037          3941035053
--------------------------------------------------------------------------------------------------------------------------------


 BALANCE 10/2/99                                                    1,174.86                58,800.25         16,889.71


 MISCELLANEOUS CORPORATE DEPOSITS                                                           20,712.63
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038                                -                        -
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                                  -                        -
 WIRE TSF TO VENDORS                                                                       (82,708.21)
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES                                    (65,998.67)        37,866.37
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                               300,000.00
 CHECKS PAID                                                                              (206,472.95)       (33,823.33)
 WIRES OUT - DIRECT DEP. & P/R TAX
 NSF CHECKS                                                                                         -
 BANK/CREDIT CARD FEES                                                     -                  (705.13)


                                                             ===================================================================
 BALANCE 10/30/99                                                   1,174.86                23,627.92         20,932.75
                                                             ===================================================================



 Beginning of month balance - all accounts                         08,666.34
                                                             ================


 End of month balance - all accounts                               77,529.75
                                                             ================





DEBTOR:                                                MOR-4 SUPPORTING SCHEDULE                                 CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                                                                                 AND 98-02109
  SUN TV AND APPLIANCES, INC.                                                                                 JOINTLY ADMINISTERED




 BANK                                                           NATIONAL CITY           NATIONAL CITY           THE OHIO BANK

 ACCOUNT NAME
                                                                                        PROFESSIONAL            STORE
                                                                PAYROLL                 FEES                    DEPOSITS

 ACCOUNT NUMBER                                                 394035045               394078205               7067480
----------------------------------------------------------------------------------------------------------------------------------


 BALANCE 10/2/99                                               29,430.21                1,000.00                    1,371.31


 MISCELLANEOUS CORPORATE DEPOSITS
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
 WIRE TSF TO VENDORS
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES        28,132.30
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND
 CHECKS PAID                                                   (6,630.42)
 WIRES OUT - DIRECT DEP. & P/R TAX                            (21,501.88)
 NSF CHECKS
 BANK/CREDIT CARD FEES                                                                                                 (7.30)


                                                             ================================================================
 BALANCE 10/30/99                                              29,430.21                1,000.00                    1,364.01
                                                             ================================================================



 Beginning of month balance - all accounts



 End of month balance - all accounts



                      SUN TELEVISION AND APPLIANCES, INC.
                            SUN TV APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     OCTOBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                    DETAIL LISTING OF ACH AND WIRE TRANSFERS



                                     SUN TELEVISION AND APPLIANCES, INC.
                                         SUN TV AND APPLIANCES, INC.
                                            DEBTORS IN POSSESSION

                                         CASE NO. 98-2107 AND 98-2109

                                    FOR THE MONTH ENDING OCTOBER 30, 1999
                        (Covering the period October 3, 1999 through October 30,
                        1999)

                                          MOR-4 SUPPORTING SCHEDULE

                               SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD




         Type             Date                      Vendor                          Amount          ACH/Wire
         ----             ----                      ------                          ------          --------

       Payroll           10/7/99   ADP                                               14,209.30            ACH
       Payroll          10/22/99   ADP                                               13,923.00            ACH
                                                                            -----------------------
                                                              Total Payroll          28,132.30
                                                                            -----------------------

     Workers Comp        10/7/99   M&N Risk Management                               24,415.08            ACH
     Workers Comp       10/21/99   M&N Risk Management                               13,451.29            ACH
                                                                            -----------------------
                                                 Total Workers Compensation          37,866.37
                                                                            -----------------------

        Refund           10/7/99   BankBoston Retail Finance                         67,090.94            Wire
        Refund          10/20/99   BankBoston Retail Finance                         15,617.27            Wire
                                                                            -----------------------
                                                               Total Refund          82,708.21
                                                                            -----------------------

                       TOTAL WIRE AND ACH TRANSFERS                              $ 148,706.88
                                                                            =======================



                                                                          1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     OCTOBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4


                        DETAIL LISTING OF CHECKS WRITTEN


                                SUN TELEVISION AND APPLIANCES, INC.
                                    SUN TV AND APPLIANCES, INC.
                                      (Debtors-in-Possession)
                                    Case No. 98-2107 and 98-2109
                                      MOR-4 SUPPORTING SCHEDULE

                     POST-PETITION CHECKS FOR THE PERIOD 10/3/99 THROUGH 10/30/99
                              (Associate payroll checks are not included)


--------------------------
       Check Date
--------------------------
YEAR     MON     DAY  CHECK#      PAYEE                                           TYPE                      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
 99      10      28   713917    MERRILL LYNCH, PIERCE, FENNER &            401K Administration                1,594.10
-----------------------------------------------------------------------------------------------------------------------
                                                401K Administration                                           1,594.10
-----------------------------------------------------------------------------------------------------------------------
 99      10       7   713883    MILLER'S TOTAL CLEANING PLUS                  Contract Labor                    423.00
 99      10      14   713892    MILLER'S TOTAL CLEANING PLUS                  Contract Labor                    423.00
 99      10      21   713901    MILLER'S TOTAL CLEANING PLUS                  Contract Labor                    423.00
 99      10      28   713918    MILLER'S TOTAL CLEANING PLUS                  Contract Labor                    423.00
-----------------------------------------------------------------------------------------------------------------------
                                                  Contract Labor                                              1,692.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      25   713910    DELAWARE SECRETARY OF STATE                   Corporate Tax                     112.00
-----------------------------------------------------------------------------------------------------------------------
                                                   Corporate Tax                                                112.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      15   713896    JAMES MORAN                                  Employee Expense                 1,143.25
-----------------------------------------------------------------------------------------------------------------------
                                                 Employee Expense                                             1,143.25
-----------------------------------------------------------------------------------------------------------------------
 99      10       4   713878    AMERITECH CREDIT CORPORATION                 Equipment Rental                18,715.37
 99      10      28   713915    AMERITECH CREDIT CORPORATION                 Equipment Rental                18,715.37
 99      10      14   713893    EUROPEAN AMERICAN BANK                       Equipment Rental                 2,958.12
-----------------------------------------------------------------------------------------------------------------------
                                                 Equipment Rental                                            40,388.86
-----------------------------------------------------------------------------------------------------------------------
 99      10      15   713897    ACORDIA/MCELROY-MINISTER                        Insurance                       457.00
-----------------------------------------------------------------------------------------------------------------------
                                                     Insurance                                                  457.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      26   713912    QUIKPRO COURIER                               Miscellaneous                      14.00
-----------------------------------------------------------------------------------------------------------------------
                                                   Miscellaneous                                                 14.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      13   713890    AUTOMATIC DATA PROCESSING                        Payroll                        251.92
 99      10      21   713900    AUTOMATIC DATA PROCESSING                        Payroll                         93.64
 99      10      28   713914    AUTOMATIC DATA PROCESSING                        Payroll                        702.80
-----------------------------------------------------------------------------------------------------------------------
                                                      Payroll                                                 1,048.36
-----------------------------------------------------------------------------------------------------------------------
 99      10       6   713881    APPLE DIRECT MAIL SERVICES LTD                   Postage                      8,910.00
-----------------------------------------------------------------------------------------------------------------------
                                                      Postage                                                 8,910.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      11   713885    BUSINESS REGENERATION SERVICES                 Professional                   5,681.60
 99      10      11   713887    DONLIN RECANO & COMPANY, INC                   Professional                  14,682.75
 99      10      11   713888    ERNST & YOUNG LLP                              Professional                   3,046.40
 99      10      15   713898    MILBANK TWEED HADLEY & MCCLOY                  Professional                  46,807.70
 99      10      11   713886    OTTERBOURG STEINDLER HOUSTON &                 Professional                   3,707.16
 99      10      22   713905    PORTER WRIGHT MORRIS & ARTHUR                  Professional                   1,759.97
-----------------------------------------------------------------------------------------------------------------------
                                                   Professional                                              75,685.58
-----------------------------------------------------------------------------------------------------------------------
 99      10      28   713916    DUKE REALTY LIMITED PARTNERSHIP                    Rent                       4,029.76
-----------------------------------------------------------------------------------------------------------------------
                                                       Rent                                                   4,029.76
-----------------------------------------------------------------------------------------------------------------------
 99      10      25   713908    MCGLONE INC                                   Trash Removal                     150.00
-----------------------------------------------------------------------------------------------------------------------
                                                   Trash Removal                                                150.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      15   713895    AMERITECH                                       Utilities                        14.05
 99      10       6   713880    JADE INC                                        Utilities                       199.95
-----------------------------------------------------------------------------------------------------------------------
                                                     Utilities                                                  214.00
-----------------------------------------------------------------------------------------------------------------------
 99      10      22   713904    M & N RISK MANAGEMENT INC                     Workers' Comp                   7,325.00
 99      10      22   713903    THE PMA GROUP                                 Workers' Comp                   1,545.92
-----------------------------------------------------------------------------------------------------------------------
                                                   Workers' Comp                                              8,870.92
-----------------------------------------------------------------------------------------------------------------------

                                                                        TOTAL POST-PETITION CHECKS          144,309.83
                                                                                                            ==========

                                                                          1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     OCTOBER 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-5


                                 PAYROLL TAXES


                             SUN TELEVISION AND APPLIANCES, INC.
                                 SUN TV AND APPLIANCES, INC.
                                   (Debtors-in-Possession)
                                 Case No. 98-2107 and 98-2109
                                  MOR-5 SUPPORTING SCHEDULE

                       PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                            For the month ending October 30, 1999


    Deposit                 Federal                Employee                Employer
      Date                 Income Tax              FICA Tax                FICA Tax                Totals
=================       =================      =================       =================      =================

       13-Oct-99               $1,772.78              $1,021.56               $1,021.57              $3,815.91

       26-Oct-99               $1,732.88              $1,001.25               $1,001.23              $3,735.36

                        -----------------      -----------------       -----------------      -----------------

                               $3,505.66              $2,022.81               $2,022.80              $7,551.27
                        =================      =================       =================      =================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     OCTOBER 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-6


                              BANK RECONCILIATIONS


Debtor:                                            MOR-6 Supporting Schedule                                  Case No. 98-02107
  Sun Television and Appliances, Inc.            October Bank Reconciliations                                      and 98-02109
  Sun TV and Appliances, Inc.                                                                              Jointly Administered

A. BANK:                                         THE OHIO BANK          BANKBOSTON         NATIONAL CITY        NATIONAL CITY
B. ACCOUNT NUMBER:                                  7067480              804-81979            394035037          3941035053
C. PURPOSE (TYPE):                               STORE DEPOSITS       BBRF PROCEEDS        CONCENTRATION        WORKERS COMP

1. BALANCE PER BANK STATEMENT                            1,364.01             1,174.86            23,627.92           20,932.75
2. ADD: TOTAL DEPOSITS NOT CREDITED                             -                    -                    -           12,420.53
3. ADD: OUTSTANDING WIRE TRANSFERS                              -                    -                    -                   -
4. SUBTRACT: OUTSTANDING CHECKS                     N/A                  N/A                    (166,372.90)         (14,278.67))
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                         -                    -                    -                   -
6. OTHER RECONCILING ITEMS                                      -                    -               585.87                   -
7. ADJUSTED BANK BALANCE                                 1,364.01             1,174.86          (142,159.11)          19,074.61

8. MONTH END BALANCE PER BOOKS                           1,364.01                    -          (137,867.52)          22,626.92 )
9. LESS: NSF CHECKS                                             -                    -                    -                   -
10. LESS: BANK/CREDIT CARD FEES                                 -                    -                    -                   -
11. ADD/(LESS): DEPOSIT DIFFERENCES                             -                    -                    -                   -
12. OTHER RECONCILING ITEMS (ATTACH LIST)                       -             1,174.86            (4,291.59)          (3,552.31)
13. ADJUSTED BALANCE PER BOOKS                           1,364.01             1,174.86          (142,159.11)          19,074.61

14. NUMBER OF LAST CHECK WRITTEN                    N/A                  N/A                #713918              #7643

                                                                          1 of 2

Debtor:                                            MOR-6 Supporting Schedule                                  Case No. 98-02107
  Sun Television and Appliances, Inc.            October Bank Reconciliations                                      and 98-02109
  Sun TV and Appliances, Inc.                                                                              Jointly Administered

A. BANK:                                           NATIONAL CITY            NATIONAL CITY
B. ACCOUNT NUMBER:                                    394078205                394035045
C. PURPOSE (TYPE):                                   PROF. FEES                PAYROLL

1. BALANCE PER BANK STATEMENT                              1,000.00                29,430.21
2. ADD: TOTAL DEPOSITS NOT CREDITED                               -                        -
3. ADD: OUTSTANDING WIRE TRANSFERS                                -                        -
4. SUBTRACT: OUTSTANDING CHECKS                                   -               (21,980.90)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                           -                        -
6. OTHER RECONCILING ITEMS                                        -                        -
7. ADJUSTED BANK BALANCE                                   1,000.00                 7,449.31

8. MONTH END BALANCE PER BOOKS                             1,000.00                (4,434.02)
9. LESS: NSF CHECKS                                               -                        -
10. LESS: BANK/CREDIT CARD FEES                                   -                        -
11. ADD/(LESS): DEPOSIT DIFFERENCES                               -                        -
12. OTHER RECONCILING ITEMS (ATTACH LIST)                         -                11,883.33
13. ADJUSTED BALANCE PER BOOKS                             1,000.00                 7,449.31

14. NUMBER OF LAST CHECK WRITTEN                      N/A                       #


                                                                          2 of 2

DEBTOR                                                        CASE NO. 98-02107
  SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
  SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED


                           MOR-6 SUPPORTING SCHEDULE
                          OCTOBER BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS


OTHER RECONCILING ITEMS:

    BANKBOSTON
    804-81979
    BBRF PROCEEDS

         Other reconciling items - Book
                                                                  -----------
              Credit card adjustments                               1,174.86
                                                                  ===========


    NATIONAL CITY
    394035037
    CONCENTRATION

         Other reconciling items - Bank
                                                                  -----------
              Checks shown as outstanding, should be void             585.87
                                                                  ===========

         Other reconciling items - Book
              Check void on G/L, paid by bank                      (4,438.84)
              Check stopped on bank, not void on G/L                  147.25
                                                                  -----------

                                                                   (4,291.59)
                                                                  ===========


    NATIONAL CITY
    3941035053
    WORKERS COMP

         Checks not booked                                         (3,552.11)
                                                                  -----------

                                                                   (3,552.11)
                                                                  ===========


    NATIONAL CITY
    394035045
    PAYROLL

         Payroll transfer booked, not made until 11/4/99           11,925.53
         Miscellaneous reconciling items                              (42.20)
                                                                  -----------

                                                                   11,883.33
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